UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-22252

Name of Fund: BlackRock Fixed Income Value Opportunities

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Fixed Income

            Value Opportunities, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

2

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Fixed Income Value Opportunities

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” – “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of June 30, 2012

Trust Overview

BlackRock Fixed Income Value Opportunities’ (the “Trust”) primary investment objective is to seek to provide high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, substantially all of its total assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?
—

For the six-month period ended June 30, 2012, the Trust returned 3.25% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Bond Funds category posted an average total return of 7.80% based on NAV. All returns reflect reinvestment of dividends.

What factors influenced performance?
—

The Trust benefited most from exposure to non-agency residential mortgage-backed securities (“RMBS”) as the sector surged in the first quarter of 2012, recovering virtually all of its 2011 losses. Various improving fundamental factors contributed to the sector’s strong rebound. Exposure to commercial mortgage-backed securities (“CMBS”) also contributed positively to the Trust’s performance as short-term investors in search of yield were attracted to the relatively high yields offered by CMBS, which led to significant spread tightening in the sector during the period.

—

The Trust is scheduled to mature on or about December 31, 2014 and, as such, holds securities that will mature close to that date. The Trust’s shorter maturity profile limited its ability to benefit from the decline in interest rates during the period and was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues. The Trust was unable to fully capitalize on the strong performance of the senior bank loan sector due to the limited availability of short-dated securities in that space. Instead the Trust allocated capital toward the more liquid investment grade credit sector, which did not perform as strongly as the longer maturity leveraged finance segment.

Describe recent portfolio activity.
—

During the six-month period, the Trust increased exposure to higher quality CMBS with attractive credit enhancements. The Trust also increased exposure to corporate credit early in the period with a focus on higher beta (market sensitivity) industrial names as well as short-dated financials. The Trust actively traded exposure to non-agency RMBS, but trimmed those positions toward period end on the back of strong performance year-to-date. While the Trust continues to maintain a constructive stance on credit, it has tactically reduced the use of leverage to near-zero levels. The Trust continued to seek opportunities in investment grade and high yield credit as the fundamental outlook for both sectors remained positive heading into the latter half of 2012.

Describe portfolio positioning at period end.
—

At period end, the Trust was allocated most heavily toward CMBS and non-agency RMBS, while also maintaining exposures to investment grade credit, floating rate loan interests and high yield debt. US financial markets are once again being subjected to the fiscal instability concerns plaguing European periphery nations and the US economic recovery remains fragile. As such, the Trust maintains a risk-aware stance from a credit and interest rate perspective as a safeguard against near-term volatility.

4	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Trust Summary as of June 30, 2012

Trust Information

Initial Offering Date	February 27, 2009
Approximate Termination Date	December 31, 2014
Yield based on Net Asset Value as of June 30, 2012 ($1,053.30)[1]	8.54%
Current Quarterly Distribution per share[2]	$22.50
Current Annualized Distribution per share[2]	$90.00

[1]	Yield on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust’s NAV per share:

	6/30/12	12/31/11	Change	High	Low
Net Asset Value	$1,053.30	$1,063.69	(0.98)%	$1,093.76	$1,052.79

The following charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

	6/30/12	12/31/11
Non-Agency Mortgage-Backed Securities	55%	56%
Corporate Bonds	30	31
Floating Rate Loan Interests	7	7
Asset-Backed Securities	5	4
Taxable Municipal Bonds	3	2

Credit Quality Allocation[1]

	6/30/12	12/31/11
AAA/Aaa	36%	34%
AA/Aa	5	7
A	17	14
BBB/Baa	10	10
BB/Ba	7	9
B	9	7
CCC/Caa	10	13
CC/Ca	3	3
D	1	1
Not Rated	2	2

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	5

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on the Trust’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue senior securities representing indebtedness up to 33 1/3% of its total managed assets (the Trust’s net assets plus the proceeds of any outstanding borrowings used for leverage). If the Trust segregates liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, the Trust voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of June 30, 2012, the Trust had no economic leverage from reverse repurchase agreements.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments, including foreign currency exchange contracts and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trust’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
AH Mortgage Advance Trust, Series SART-3, Class 1A1, 2.98%, 3/13/13 (a)	USD	1,180	$1,189,101
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.36%, 3/25/30 (b)		1,566	1,353,863
Series 2006-11, Class 1AF2, 5.67%, 9/25/46 (b)		1,966	1,802,021
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		593	562,992
Series 2007-BC2, Class 2A2 0.43%, 6/25/37 (b)		1,456	1,393,011
Series 2007-4, Class A1A, 0.37%, 2/25/27 (b)		377	372,955
Series 2007-12, Class 2A1, 0.60%, 5/25/29 (b)		1,257	1,240,303
DT Auto Owner Trust, Series 2011-3A, Class D, 5.83%, 11/15/14 (a)		1,540	1,574,182
Santander Drive Auto Receivables Trust, Series 2012-1, Class C, 3.78%, 6/15/15		800	823,215
SLC Student Loan Trust, Series 2006-A, Class A4, 0.59%, 10/15/15 (b)		718	715,788
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 0.50%, 11/25/37 (b)		923	855,976
Total Asset-Backed Securities – 4.9%			11,883,407

Corporate Bonds
Advertising – 0.3%
Affinion Group, Inc., 7.88%, 12/15/18		910	775,775
Aerospace & Defense – 0.7%
Sequa Corp., 11.75%, 12/01/15 (a)		1,620	1,709,100
Airlines – 1.8%
Continental Airlines, Inc., 6.75%, 9/15/15 (a)		900	924,750
U.S. Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		787	806,802
Series 2012-1, Class C, 9.13%, 10/01/15		1,044	1,046,610
United Air Lines, Inc., 12.75%, 7/15/12		1,473	1,476,803
			4,254,965
Capital Markets – 1.4%
The Goldman Sachs Group, Inc.:
6.00%, 5/01/14		850	898,328
5.13%, 1/15/15		270	281,894
3.30%, 5/03/15		1,265	1,264,825
Morgan Stanley:
5.25%, 11/02/12		390	394,945
5.30%, 3/01/13		425	433,198
			3,273,190

Corporate Bonds	Par (000)	Value
Commercial Banks – 3.6%
BNP Paribas SA, 6.95%, 7/22/13	USD 1,000	$1,033,073
CIT Group, Inc., 4.75%, 2/15/15 (a)	1,137	1,164,004
HSBC Bank USA, N.A., 4.63%, 4/01/14	5,000	5,212,050
Intesa Sanpaolo SpA, 2.38%, 12/21/12	1,255	1,223,885
		8,633,012
Consumer Finance – 0.6%
SLM Corp., 5.13%, 8/27/12	1,500	1,505,619
Diversified Financial Services – 1.7%
Ally Financial, Inc., 4.50%, 2/11/14	1,600	1,622,000
Ford Motor Credit Co. LLC:
3.88%, 1/15/15	1,185	1,220,330
2.75%, 5/15/15	1,200	1,209,737
		4,052,067
Energy Equipment & Services – 0.3%
Transocean, Inc.:
4.95%, 11/15/15	395	425,286
5.05%, 12/15/16	70	75,925
6.00%, 3/15/18	90	100,530
		601,741
Hotels, Restaurants & Leisure – 1.2%
MGM Resorts International, 13.00%, 11/15/13	1,615	1,841,100
Universal City Development Partners Ltd./UCDP Finance, Inc., 8.88%, 11/15/15	921	986,871
		2,827,971
Household Durables – 0.8%
Beazer Homes USA, Inc., 12.00%, 10/15/17	1,800	1,937,250
Insurance – 3.2%
American International Group, Inc., 3.00%, 3/20/15	2,535	2,547,809
Metropolitan Life Global Funding I, 5.13%, 4/10/13 (a)	5,000	5,165,350
		7,713,159
Media – 2.6%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	1,975	2,202,125
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17	1,177	1,282,930
Thomson Reuters Corp., 5.95%, 7/15/13	2,000	2,092,756
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17 (a)	500	537,500
		6,115,311
Metals & Mining – 0.5%
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (a)	1,225	1,248,288
Multi-Utilities – 3.3%
Dominion Resources, Inc., 8.88%, 1/15/19	2,000	2,718,818
Potomac Electric Power Co., 4.65%, 4/15/14	5,000	5,271,048
		7,989,866

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AKA	Also Known As	GBP	British Pound
EUR	Euro	GO	General Obligation Bonds
FKA	Formerly Known As	USD	US Dollar

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels – 5.2%
BP Capital Markets Plc, 5.25%, 11/07/13	USD	7,000	$7,417,235
Enbridge Energy Partners LP, 9.88%, 3/01/19		3,000	3,936,423
Petrohawk Energy Corp., 10.50%, 8/01/14		1,015	1,124,557

			12,478,215
Paper & Forest Products – 0.4%
NewPage Corp., 11.38%, 12/31/14 (c)		1,300	838,500
Road & Rail – 0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (a)		1,291	1,298,720
Textiles, Apparel & Luxury Goods – 0.6%
PVH Corp., 7.38%, 5/15/20		1,360	1,506,200
Wireless Telecommunication Services – 0.4%
Cricket Communications, Inc., 7.75%, 5/15/16		1,000	1,061,250
Total Corporate Bonds – 29.1%			69,820,199

Floating Rate Loan Interests (b)
Aerospace & Defense – 0.6%
Sequa Corp., Term Loan, 3.72%, 12/03/14		1,500	1,465,080
Auto Components – 0.5%
Allison Transmission, Inc., Term B-1 Loan, 2.75%, 8/07/14		1,235	1,217,784
Chemicals – 0.4%
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 4.00%, 7/30/14		1,090	1,052,541
Commercial Services & Supplies – 0.8%
Ceridian Corp., U.S. Term Loan, 3.20%, 11/09/14		969	937,043
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		973	926,786

			1,863,829
Diversified Consumer Services – 0.5%
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.24% - 3.25%, 11/14/14		726	687,472
Term Loan, 3.25%, 11/14/14		482	457,001

			1,144,473
Diversified Financial Services – 0.4%
Nuveen Investments, Inc., Non-Extended First-Lien Term Loan, 3.46% - 3.47%, 11/13/14		1,000	991,560
Diversified Telecommunication Services – 0.6%
Level 3 Financing, Inc., Tranche A Term Loan, 2.49% - 2.72%, 3/13/14		1,500	1,471,875
Food & Staples Retailing – 0.6%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.56%, 7/09/15	GBP	1,000	1,486,774

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Providers & Services – 0.2%
CHS/Community Health Systems, Inc.:
Extended Term Loan, 3.96% - 3.97%, 1/25/17	USD	152	$149,420
Non-Extended Term Loan, 2.50% - 2.72%, 7/25/14		252	248,362

			397,782
Hotels, Restaurants & Leisure – 0.7%
Caesar’s Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-1 Loan, 3.25%, 1/28/15		814	757,996
Term B-4 Loan, 9.50%, 10/31/16		403	407,270
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		463	460,020

			1,625,286
Media – 1.6%
Cengage Learning Acquisitions, Inc. (Thompson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		967	920,401
Charter Communications Operating LLC, Term C Loan, 3.50%, 9/06/16		333	330,408
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		650	660,563
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.24%, 8/09/13		4	4,376
Class B Dollar Term Loan, 3.99%, 5/02/16		1,094	1,089,005
Class C Dollar Term Loan, 3.49%, 5/02/16		484	480,576
UPC Financing Partnership, Facility U, 4.39%, 12/31/17	EUR	271	336,493

			3,821,822
Real Estate Investment Trusts (REITs) – 0.1%
iStar Financial, Inc., Tranche A-1 Loan, 5.00%, 6/28/13	USD	228	227,252
Real Estate Management & Development – 0.0%
Realogy Corp., Non-Extended Synthetic Commitment, 0.10% - 3.15%, 10/10/13		117	109,068
Software – 0.2%
First Data Corp., Non-Extending B-2 Term Loan, 3.00%, 9/24/14		443	425,978
Total Floating Rate Loan Interests – 7.2%			17,301,104

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 14.5%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.63%, 3/25/37 (b)		744	716,079
Banc of America Funding Corp.:
Series 2004-B, Class 5A1, 2.84%, 11/20/34 (b)		2,882	2,230,092
Series 2006-E, Class 2A1, 3.10%, 6/20/36 (b)		3,177	1,926,120

See Notes to Financial Statements.

8	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
BCAP LLC Trust, Series 2010-RR11, Class 4A1, 5.52%, 3/27/47 (a)(b)	USD	1,676	$1,508,599
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 2A1, 2.67%, 8/25/35 (b)		10,031	5,991,511
Bear Stearns Alt-A Trust, Series 2005-4, Class 21A1, 2.93%, 5/25/35 (b)		4,540	2,683,381
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A1, 2.73%, 12/25/35 (b)		6,109	4,914,013
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A3, 5.25%, 6/25/35		1,950	1,604,413
Series 2005-23CB, Class A15, 5.50%, 7/25/35		1,918	1,704,683
Series 2005-86CB, Class A8, 5.50%, 2/25/36		3,030	2,556,747
Series 2006-24CB, Class A23, 6.00%, 6/25/36		1,972	1,405,305
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-17, Class 1A1, 6.00%, 10/25/37		2,968	2,622,666
Impac CMB Trust, Series 2004-7, Class 1A1, 0.99%, 11/25/34 (b)		699	618,070
JPMorgan Alternative Loan Trust, Series 2006-S1, Class 3A2, 0.52%, 3/25/36 (b)		1,861	1,239,986
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,462	1,375,041
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2, 2.64%, 9/25/36 (b)		2,173	1,568,661
			34,665,367
Commercial Mortgage-Backed Securities – 39.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A2, 5.80%, 7/10/12 (b)		1,430	1,437,887
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class ASB, 5.89%, 2/10/17 (b)		5,000	5,362,460
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class ASB, 5.28%, 12/11/49		8,593	9,010,351
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class AAB, 6.01%, 1/10/17 (b)		10,000	10,704,190
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG9, Class A2, 5.38%, 7/10/12		441	451,109
Series 2007-GG11, Class A2, 5.60%, 7/10/13		5,000	5,147,665
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class A2, 5.51%, 4/10/38 (b)		2,672	2,682,370
Series 2006-GG6, Class AAB, 5.59%, 9/10/15 (b)		4,204	4,448,285
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB15, Class ASB, 5.79%, 9/12/15 (b)		7,595	8,088,734
Series 2007-CB18, Class A4, 5.44%, 1/12/17		3,700	4,175,613
Series 2007-LD11, Class A2, 5.99%, 7/15/12 (b)		5,558	5,566,242

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-LD11, Class ASB, 6.01%,10/15/16 (b)	USD	7,176	$7,733,539
LB-UBS Commercial Mortgage Trust:
Series 2006-C7, Class A2, 5.30%, 11/15/38		1,592	1,618,795
Series 2007-C1, Class AAB, 5.40%, 2/15/40		4,725	4,958,393
Morgan Stanley Capital I, Inc.:
Series 2007-IQ14, Class AAB, 5.65%, 4/15/49 (b)		9,845	10,552,707
Series 2007-IQ15, Class A4, 6.08%, 7/11/17 (b)		4,950	5,607,860
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2, 6.05%, 7/15/12 (b)		8,213	8,203,841
			95,750,041
Total Non-Agency Mortgage-Backed Securities – 54.4%			130,415,408

Taxable Municipal Bonds
State of California Various Purposes GO, 5.65%, 4/01/39 (b)		3,625	3,761,916
State of Illinois GO, Series 2010 MB, 3.32%, 1/01/13		3,105	3,144,744
Total Taxable Municipal Bonds – 2.9%			6,906,660

U.S. Treasury Obligations – 0.4%
U.S. Treasury Notes, 0.38%, 4/15/15		875	874,385

Warrants	Shares
Media – 0.0%
HMH Holdings (Education Media)		40,688	407
Total Long-Term Investments (Cost – $208,447,257) – 98.9%			237,201,570

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (d)(e)		2,322,548	2,322,548
Total Short-Term Securities (Cost – $2,322,548) – 1.0%			2,322,548
Total Investments (Cost – $210,769,805) – 99.9%			239,524,118
Other Assets in Excess of Liabilities – 0.1%			312,819
Net Assets – 100.0%			$239,836,937

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	9

Schedule of Investments (continued)

(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,961,602	(7,639,054)	2,322,548	$5,091

(e)	Represents the current yield as of report date.

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,189,658	GBP	745,500	Goldman Sachs Group, Inc.	7/18/12	$22,148
USD	446,820	EUR	338,500	Citigroup, Inc.	7/25/12	18,356

	Total					$40,504

—	Credit default swaps on single-name issues - buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
R.R. Donnelley & Sons Co.	1.00%	Citigroup, Inc.	9/20/14	USD	1,000	$(30,635)

Total						$(30,635)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed Securities	–	$11,883,407	–	$11,883,407
Corporate Bonds	–	69,820,199	–	69,820,199
Floating Rate Loan Interests	–	17,301,104	–	17,301,104
Non-Agency Mortgage-Backed Securities	–	128,906,809	$1,508,599	130,415,408
Taxable Municipal Bonds	–	6,906,660	–	6,906,660
U.S. Treasury Obligations	–	874,385	–	874,385
Warrants	–	–	407	407
Short-Term Securities	$2,322,548	–	–	2,322,548

Total	$2,322,548	$235,692,564	$1,509,006	$239,524,118

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$40,504	–	$40,504
Liabilities:
Credit contracts	–	(30,635)	–	(30,635)
Total	–	$9,869	–	$9,869

[1]

Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

10	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Schedule of Investments (continued)

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$9,181	–	–	$9,181
Foreign currency	16,210	–	–	16,210

Total	$25,391	–	–	$25,391

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

Certain of the Trust’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Assets/ Liabilities:	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Warrants	Total
Opening Balance, as of December 31, 2011	$1,566,890	$13,213	$341,982	$1,531,989	–	$3,454,074
Transfers into Level 3[2]	–	–	–	–	–	–
Transfers out of Level 3[2]	(1,566,890)	–	–	–	–	(1,566,890)
Accrued discounts/premiums	–	–	21,340	2,077	–	23,417
Net realized gain (loss)	–	(401,954)	(149,486)	6,454	–	(544,986)
Net change in unrealized appreciation/depreciation[3]	–	389,148	149,083	16,337	–	554,568
Purchases	–	–	–	–	$407	407
Sales	–	(407)	(362,919)	(48,258)	–	(411,584)

Closing Balance, as of June 30, 2012	–	–	–	$1,508,599	$407	$1,509,006

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreaciation/depreciation in the Statement of Operations. The change in unrealized appreciation/ depreciation on investments still held as of June 30, 2012 was $16,337.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	11

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts

	Assets	Liabilities	Total
Opening Balance, as of December 31, 2011	$8,424	–	$8,424

Transfers into Level 3[4]	–	–	–

Transfers out of Level 3[4]	(8,424)	–	(8,424)

Accrued discounts/premiums	–	–	–

Net realized gain (loss)	–	–	–

Net change in unrealized appreciation/depreciation[5]	–	–	–

Purchases	–	–	–

Issues[6]	–	–	–

Sales	–	–	–

Settlements[7]	–	–	–

Closing Balance, as of June 30, 2012	–	–	–

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in the unrealized appreciation/ depreciation on swaps still held as of June 30, 2012 was $0.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

12	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value – unaffiliated (cost – $208,447,257)	$237,201,570
Investments at value – affiliated (cost – $2,322,548)	2,322,548
Cash	9,181
Interest receivable	1,800,287
Swap premiums paid	95,961
Unrealized appreciation on foreign currency exchange contracts	40,504
Foreign currency at value (cost – $16,412)	16,210
Prepaid expenses	4,091
Dividends receivable – affiliated	836

Total assets	241,491,188

Liabilities
Trail commissions payable	1,244,873
Investment advisory fees payable	257,637
Service fees payable	51,068
Unrealized depreciation on swaps	30,635
Officer’s and Trustees’ fees payable	11,387
Other accrued expenses payable	58,651

Total liabilities	1,654,251

Net Assets	$239,836,937

Net Assets Consist of
Paid-in capital	$212,969,969
Distributions in excess of net investment income	(4,228,425)
Accumulated net realized gain	2,331,404
Net unrealized appreciation/depreciation	28,763,989

Net Assets	$239,836,937

Net Asset Value
Based on net assets of $239,836,937 and 227,701 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1,053.30

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	13

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Interest	$10,614,491
Dividends – affiliated	5,091

Total income	10,619,582

Expenses
Investment advisory	1,715,228
Service	334,055
Professional	66,194
Printing	22,973
Administration	27,733
Transfer agent	23,546
Officer and Trustees	14,374
Custodian	11,207
Miscellaneous	22,602

Total expenses excluding interest expense	2,237,912
Interest expense	13,428

Total expenses	2,251,340
Less fees waived by advisor	(2,737)

Total expenses after fees waived	2,248,603

Net investment income	8,370,979

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,382,426
Swaps	(51,434)
Foreign currency transactions	(10,716)

2,320,276

Net change in unrealized appreciation/depreciation on:
Investments	(1,294,121)
Swaps	(31,575)
Foreign currency transactions	8,670

(1,317,026)

Total realized and unrealized gain	1,003,250

Net Increase in Net Assets Resulting from Operations	$9,374,229

See Notes to Financial Statements.

14	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$8,370,979	$19,712,171
Net realized gain	2,320,276	6,504,210
Net change in unrealized appreciation/depreciation	(1,317,026)	(24,245,625)

Net increase in net assets resulting from operations	9,374,229	1,970,756

Dividends and Distributions to Shareholders From
Net investment income	(10,246,540)	(22,836,037)
Net realized gain	–	(6,470,361)

Decrease in net assets resulting from dividends and distributions to shareholders	(10,246,540)	(29,306,398)

Capital Transactions
Net decrease in net assets derived from capital share transactions including offering costs charged to capital	(49,271,590)	(39,565,929)

Net Assets
Total decrease in net assets	(50,143,901)	(66,901,571)
Beginning of period	289,980,838	356,882,409

End of period	$239,836,937	$289,980,838

Distributions in excess of net investment income	$(4,228,425)	$(2,352,864)

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	15

Financial Highlights

	Six Months Ended June 30, 2012 (Unaudited)				Period February 27, 2009[1] to December 31, 2009

			Year Ended December 31,

			2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$1,063.69		$1,165.81	$1,185.43	$1,000.00	[2]
Net investment income[3]	33.63		70.23	91.12	80.15
Net realized and unrealized gain (loss)	1.69		(64.15)	30.27	239.55
Net increase from investment operations	35.32		6.08	121.39	319.70
Dividends and distributions from:
Net investment income	(45.00)[4]		(83.77)	(99.20)	(82.27)
Net realized gain	–		(23.73)	(41.80)	(37.98)
Tax return of capital	–		–	–	(0.25)
Total dividends and distributions	(45.00)		(107.50)	(141.00)	(120.50)
Capital charges with respect to issuance of shares	(0.71)		(0.70)	(0.01)	(13.77)[5]
Net asset value, end of period	$1,053.30		$1,063.69	$1,165.81	$1,185.43

Total Investment Return[6]
Based on net asset value	3.25%	[7]	0.45%	10.43%	30.98%	[7]

Ratios to Average Net Assets
Total expenses	1.69%	[8]	1.63%	2.26%	2.06%	[8,9]
Total expenses after fees waived	1.68%	[8]	1.62%	2.26%	2.05%	[8]
Total expenses after fees waived and excluding interest expense	1.67%	[8]	1.62%	1.81%	1.78%	[8]
Net investment income	6.27%	[8]	6.15%	7.41%	8.16%	[8]

Supplemental Data
Net assets, end of period (000)	$239,837		$289,981	$356,882	$362,891
Borrowings outstanding, end of period (000)	$–		$–	$5,307	$95,951
Average borrowings outstanding, during the period (000)	$7,604		$1,123	$55,016	$28,104
Portfolio turnover	8%		13%	18%	44%
Asset coverage, end of period per $1,000	$–		$–	$68,248	$4,782

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $25.64 per share sales charge from initial offering price of $1,025.64 per share.
[3]	Based on average shares outstanding.
[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[5]	Includes $11.84 per share attributable to trail commissions treated as offering costs charged to paid-in-capital.
[6]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[7]	Aggregate total investment return.
[8]	Annualized.
[9]	Excludes 0.25% trail commissions treated as offering costs charged to paid-in capital.

See Notes to Financial Statements.

16	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Fixed Income Value Opportunities (the “Trust”), is registered under the 1940 Act, as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of the Trust (“the Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

The Trust values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Swap agreements are valued utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	17

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Trust’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against foreign currency, the Trust’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trust does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Trust may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investments in IOs.

Floating Rate Loan Interests: The Trust may invest in floating rate loan interests. The floating rate loans the Trust holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trust may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trust considers these investments to be investments in debt securities for purposes of its investment policies.

When the Trust purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee

18	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Notes to Financial Statements (continued)

based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trust having a direct contractual relationship with the borrower, and the Trust may enforce compliance by the borrower with the terms of the loan agreement.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Trust continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements) the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. Subject to the Trust’s level distribution plan, the Trust intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net investment income and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s US federal tax returns remains open for each of the three periods ended December 31, 2011. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	19

Notes to Financial Statements (continued)

year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to economically hedge, or protect, its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trust’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trust do not give rise to counterparty credit risk, as options written obligate the Trust to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trust may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and

Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Trust and each of its respective counterparties. The ISDA Master Agreement allows the Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trust from its counterparties are not fully collateralized contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trust manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Trust enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligation under the agreement.

Swaps: The Trust enters into swap agreements, in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Trust typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Trust’s exposure to the credit risk of the counterparty. These payments received or made by the Trust are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in

20	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Notes to Financial Statements (continued)

value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – The Trust enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Trust enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trust will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$40,504	Unrealized depreciation on foreign currency exchange contracts	–
Credit contracts	Swap premiums paid	95,961	Unrealized depreciation on swaps	$30,635
Total		$136,465		$30,635

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Gain (Loss) from
Credit contracts:
Swaps				$(51,434)
Foreign currency exchange contracts:
Foreign currency exchange contracts				(16,397)

Total				$(67,831)

Net Change in Unrealized Appreciation/Depreciation on
Credit contracts:
Swaps				$(31,575)
Foreign currency exchange contracts:
Foreign currency exchange contracts				6,091

Total				$(25,484)

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased				2
Average US dollar amounts purchased				$1,615,479
Credit default swaps:
Average number of contracts - buy protection				1
Average number of contracts - sell protection				1
Average notional value - buy protection				$1,000,000
Average notional value - sell protection				$1,150,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc.

(“BlackRock”).

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel,

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	21

Notes to Financial Statements (continued)

facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee, at the annual rate of 1.25%, based on the average daily total assets (including any assets attributable to borrowings) minus the average sum of total liabilities (other than borrowings representing financial leverage).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager paid BFM for services it provided, a monthly fee that was a percentage of the investment advisory fees paid by the Trust to the Manager.

The Trust entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Trust’s Plan of Distribution, the Trust will pay over its life a monthly trail commission at an annual rate of 0.25% of the Trust’s daily net assets to BRIL, all or a portion of which may be reallowed to selling agents. As of June 30, 2012, the amount of the Trust’s trail commissions that has been estimated to be incurred over the life of the Trust is $4,003,620. Any changes in the estimated amounts will be recorded as an adjustment to paid-in capital in the period determined. For the six months ended June 30, 2012, the Trust recorded $177,578 as an adjustment to paid-in capital for trail commissions, and paid trail commissions to BRIL of $346,492.

The Trust will also pay out of its assets ongoing compensation to BRIL on an annual basis, all or a portion of which may be reallowed to selling agents, in connection with the provision of ongoing shareholder services in an amount equal to 0.25% of the net asset value of shares owned by customers of the selling agent or, if applicable, BRIL. This amount is shown as service in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities and US government securities for the six months ended June 30, 2012, were $20,108,933 and $67,508,197, respectively.

Purchases of US government securities for the six months ended June 30, 2012, were $875,000. There were no sales for the six months ended June 30, 2012.

5. Income Tax Information:

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$213,252,557

Gross unrealized appreciation	$27,265,285
Gross unrealized depreciation	(993,724)

Net unrealized appreciation	$26,271,561

6. Borrowings:

For the six months ended June 30, 2012, the Trust’s daily weighted average borrowing interest rate from reverse repurchase agreements was 0.35%.

7. Concentration, Market, Credit, Liquidity and Limited Term Risk:

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trust’s Statement of Assets and Liabilities, less any collateral held by the Trust.

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Notes to Financial Statements (concluded)

The Trust is designed primarily for long term investors and an investment in the Trust’s shares should be considered to be illiquid. The Trust’s shares are not listed for trading on a securities exchange. Shareholders may not be able to sell their shares as it is unlikely that a secondary market for the shares will develop or, if a secondary market does develop, shareholders may be able to sell their shares only at substantial discounts from net asset value. The Trust may, but is not obligated to, conduct tender offers to repurchase outstanding shares. If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase shares that are tendered, which may increase risks for remaining shareholders and increase Trust expenses.

It is anticipated that the Trust will terminate on or before December 31, 2014. While the Manager expects the Trust to maintain a term of six years, the Trust’s term may be shorter depending on market conditions. Beginning in 2012, the Manager may begin liquidating all or a portion of the Trust’s portfolio. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money.

8. Capital Shares Transactions:

The Trust is authorized to issue an unlimited number of shares, par value $0.001 per share. The shares were sold at net asset value plus an initial sales charge not to exceed 2.50% of the offering price.

Offering Costs: Offering costs totaling $4,571,870, including $4,003,620 in estimated trail commissions to be paid over the life of the Trust, have been charged to paid-in capital. Under US GAAP, the Trust’s estimated amount of trail commissions is considered to be an offering cost that is to be charged to paid-in capital upon the sale of the Trust’s shares. This accounting treatment differs from the treatment originally described in the Trust’s offering document, which presented trail commissions as a period expense. For the six months ended June 30, 2012, estimated trail commissions of $177,578 were charged to paid-in-capital.

Beginning in 2011, the Trust may choose to conduct annual tender offers for up to 25% of its shares then outstanding in the sole discretion of its Board. In a tender offer, the Trust repurchases outstanding shares at the Trust’s net asset value on the last day of the offer. In any given year, the Manager may or may not recommend to the Board that the Trust conduct a tender offer. Accordingly, there may be years in which no tender offer is made. On March 25, 2011, the Trust commenced a tender offer for 61,225 shares outstanding. Shareholders of the Trust tendered, and the Trust repurchased 33,507 shares. Accordingly, shares issued and outstanding and paid-in-capital during the year ended December 31, 2011 decreased by 33,507 and $39,370,132, respectively. On March 27, 2012, the Trust commenced a tender offer for 68,154 shares outstanding. Shareholders of the Trust tendered, and the Trust repurchased 44,917 shares. Accordingly, shares issued and outstanding and paid-in-capital during the six months ended June 30, 2012 decreased by 44,917 and $49,094,012, respectively.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Fixed Income Value Opportunities (the “Trust”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Trust by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considered at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trust and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, adminis-

tration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trust for services such as marketing and distribution, call center and fund accounting; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses and the investment performance of the Trust as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the performance of the Trust as compared with its performance target; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as

24	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the Trust to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Trust; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Trust shares and securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trust. Throughout the year, the Board compared Trust performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing Trust performance and the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Trust. BlackRock and its affiliates provide the Trust with certain services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide the Trust with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) preparing periodic filings with regulators and stock exchanges; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; and (vii) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Trust. In preparation for the April 26, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of the Trust’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to funds in the Trust’s applicable Lipper category and the performance of the Trust as compared with its performance target. The Board was provided with a description of the methodology used by Lipper to select peer funds and

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

The Board noted that the Trust’s performance exceeded the Trust’s performance target in both the one-year and since-inception periods reported. Based on its discussions with BlackRock and the Board’s review of the Trust’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Trust’s investment performance as compared to its performance target provided a more meaningful comparison of the Trust’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust:

The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Trust’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Trust. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trust. The Board reviewed BlackRock’s profitability with respect to the Trust and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Trust. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Trust’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Trust’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Trust’s actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock and excluding 12b-1/non-12b-1 service fees, was lower than or equal to the median actual total expense ratio paid by the Trust’s Peers, after giving effect to any expense reimbursement or fee waivers and excluding 12b-1/non-12b-1 service fees.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Trust Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as

26	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

service providers to the Trust, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Man-

ager and the Trust for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	27

Officers and Trustees[1]

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board,

Chairperson of the Audit Committee and Trustee

Paul Audet, Trustee

Michael Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President2

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer Janey Ahn, Secretary3

[1]	John F. Powers, who was a Director of the Trust, resigned as of February 21, 2012.

[2]	Effective May 22, 2012, Robert W. Crothers became Vice President of the Trust.

[3]	Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Janey Ahn became Secretary of the Trust.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

28	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

Additional Information

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or the Trust’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust votes proxies relating to securities held in the Trust’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-

tions require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012	29

Additional Information (concluded)

transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2012
Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$26.7021	–	$18.2979	$45.0000	59%	0%	41%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

30	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

FIVO-6/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fixed Income Value Opportunities

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Fixed Income Value Opportunities

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Fixed Income Value Opportunities

Date: September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Fixed Income Value Opportunities

Date: September 4, 2012

3